A Member of
                                                Deutsche Asset Management [LOGO]




Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act





I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Scudder Lifecycle Mid Range Fund, Scudder Lifecycle Short Range Fund, Scudder Mid Cap Fund, Scudder Small Cap Fund, Scudder Preservation Plus Income Fund, a series of Scudder Advisor Funds, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




May 31, 2005                                   /s/ Julian Sluyters
                                               Julian Sluyters
                                               Chief Executive Officer
                                               Scudder Lifecycle Mid Range Fund,
                                               Scudder Lifecycle Short Range
                                               Fund, Scudder Mid Cap Fund,
                                               Scudder Small Cap Fund, Scudder
                                               Preservation Plus Income Fund,
                                               a series of Scudder Advisor Funds

                                                                     A Member of
                                                Deutsche Asset Management [LOGO]






Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act





I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Scudder Lifecycle Mid Range Fund, Scudder Lifecycle Short Range Fund, Scudder Mid Cap Fund, Scudder Small Cap Fund, Scudder Preservation Plus Income Fund, a series of Scudder Advisor Funds, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




May 31, 2005                                    /s/ Paul Schubert
                                                Paul Schubert
                                                Chief Financial Officer
                                               Scudder Lifecycle Mid Range Fund,
                                               Scudder Lifecycle Short Range
                                               Fund, Scudder Mid Cap Fund,
                                               Scudder Small Cap Fund, Scudder
                                               Preservation Plus Income Fund,
                                               a series of Scudder Advisor Funds